EXHIBIT 10.7

                               CONTRACT OF SALE


     THIS CONTRACT OF SALE (this "Contract") is made and entered into by and between SUMMERHILL PROPERTIES, L.P., a California limited partnership ("Seller"), and McNEIL CAPITAL LIMITED LIABILITY COMPANY, a Delaware limited liability company ("Purchaser").

                                  ARTICLE I.

                             SALE OF THE PROPERTY

     1.1 Property. For the consideration and upon and subject to the terms, provisions and conditions of this Contract, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller all the following described property (collectively, the "Property"):

          (a) All of that certain tract or parcel of land (the "Land") located in Dallas County, Texas, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with the 240-unit garden apartment complex and all other improvements, structures and fixtures located on the Land (the "Improvements"), and all rights, titles and interests of Seller appurtenant to the Land and Improvements, including, without limitation, appurtenant easements, adjacent roads, highways and rights-of-way;

          (b) All tangible personal property owned by Seller and attached to or located on the Land or Improvements (the "Personalty"), provided, that Seller shall not sell computer software programs and other proprietary information used in connection with the Property;

          (c) All of Seller's rights, titles and interests under any leases or other agreements demising space in or providing for the use or occupancy of the Improvements or Land (the "tenant Leases"), and all unapplied deposits, whether security or otherwise ("Deposits"), paid by tenants ("Tenants") under the Tenant Leases and described on the Closing Rent Roll (hereinafter defined) to be provided by Seller at Closing; and

          (d) All of Seller's rights, titles and interests in and to all service contracts, warranties, guaranties and bonds in effect at Closing relating to the Land, the Improvements or the Personalty, to the extent the same are assignable (the "Contracts").

                                 ARTICLE II.

                                PURCHASE PRICE

     2.1 Purchase Price. The total Purchase Price (herein so called) to be paid by Purchaser to Seller for the Property shall be Six Million Two Hundred Fifty Thousand and No/100 Dollars ($6,250,000.00). The Purchase Price shall be payable in cash or Current Funds (defined below) at the Closing (hereinafter defined).

                                 ARTICLE III.

                            EARNEST MONEY DEPOSIT

     3.1 Amount and Timing. Within five (5) days after the Effective Date (hereinafter defined), Purchaser shall deliver to Chicago Title Company located at 139 Spring Creek Village, Suite 2-C, Dallas, Texas 75248, Attention: J. David Griffin (the "Title Company"), Fifty Thousand Dollars ($50,000.00) (the "Initial Deposit") in cash or Current Funds, to be held by the Title Company in escrow to be applied or disposed of by the Title Company as is provided in this Contract. In the event Purchaser fails to deposit the Initial Deposit with the Title Company as herein provided, Seller may, at its option, terminate this Contract, in which event neither Seller nor Purchaser shall have any further obligations hereunder except for provisions of this Contract which expressly survive the termination of this Contract. Prior to the end of the Inspection Period (as hereinafter defined) Purchaser shall deposit with the Title Company an additional earnest money deposit in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) (the "Subsequent Deposit") in cash or Current Funds to be held by the Title Company in escrow to be applied or disposed of by the Title Company as provided in this Contract. If the Purchaser does not terminate this Contract pursuant to Section 5.2 hereof and fails to deposit the Subsequent Deposit on or before the end of the Inspection Period, then this Contract shall terminate and the Title Company shall pay the Initial Deposit to Purchaser and thereafter neither Seller nor Purchaser shall have any further obligations hereunder except for provisions of this Contract which expressly survive the termination of this Contract. The term "Earnest Money Deposit", as used in this Contract, shall mean (i) the Initial Deposit prior to deposit of the Subsequent Deposit, and (ii) both the Initial Deposit and the Subsequent Deposit combined after the deposit of the Subsequent Deposit. As used in this Contract, the term "Current Funds" shall mean wire transfers, certified funds or a cashier's check in a form acceptable to the Title Company which would permit the Title Company to immediately disburse such funds.

     3.2 Application and Interest. If the purchase and sale hereunder is consummated, then the Earnest Money Deposit shall be applied to the Purchase Price at Closing. In all other events, the Earnest Money Deposit shall be disposed of by the Title Company as provided in this Contract. The Earnest Money Deposit shall be invested in an interest-bearing account with a financial institution and in a manner reasonably acceptable to Purchaser. All interest earned on the Earnest Money Deposit is part of the Earnest Money Deposit, to be applied or disposed of in the same manner as the Earnest Money Deposit under this Contract.

                                 ARTICLE IV.

                               TITLE AND SURVEY

     4.1 Title Commitment. Not later than fifteen (15) days after the Effective Date, Seller shall cause to be furnished to Purchaser, a current Commitment for Title Insurance for the Land and Improvements (the "Title Commitment") issued by the Title Company. The Title Commitment shall set forth the state of title to the Property, including a list of conditions or exceptions to title affecting the Property that would appear in an Owner's Policy of Title Insurance, if one were issued. The Title Commitment shall contain the expressed commitment of the Title Company to issue the Title Policy (hereinafter defined) to Purchaser in the amount of the Purchase Price, insuring the title to the Property specified in the Title Commitment. At such time as the Title Commitment is furnished to Purchaser, the Title Company also shall furnish to Purchaser copies of instruments or documents (the "Exception Documents") that create or evidence conditions or exceptions to title affecting the Property, as described in the Title Commitment.

     4.2 Survey. Not later than thirty (30) days after the Effective Date, Seller shall provide to Purchaser a current certified survey of the Land and Improvements (the "Survey") certified within the last sixty (60) days and satisfactory to the Title Company for purposes of modifying the standard survey exception in Schedule B of the Title Policy to be issued. If Seller's Survey is not satisfactory to Purchaser, or the Title Company in order to enable it to modify the standard survey exception to read "Shortages in area only", then Seller shall pay the cost to prepare a survey of the Property that is sufficient for Purchaser and the Title Company, and that is certified to Seller, Purchaser and the Title Company. The Survey shall show all recorded and visible and apparent easements, roads, walkways, bodies of water and setback lines affecting the Land and Improvements.

     4.3 Review of Title and Survey. Purchaser shall have until ten (10) days after receipt of the last of the Title Commitment, Exception Documents, and Survey in which to notify Seller in writing (the "Title Objection Notice") of any objections Purchaser has to any matters shown or referred to in the Title Commitment, the Exception Documents or the Survey; provided, that Purchaser shall not object to current real estate taxes and assessments, all of which shall be Permitted Exceptions hereunder. Any title encumbrances, exceptions or other matters which are set forth in the Title Commitment, the Exception Documents or on the Survey, and to which Purchaser does not object within the aforementioned ten (10) day period, shall be deemed to be permitted exceptions to the status of Seller's title (such encumbrances, exceptions or other matters, together with such other matters included pursuant to other provisions of this Contract, shall be referred to as the "Permitted Exceptions").

     4.4 Objections to Status of Title and Survey. If Purchaser timely objects to any item shown or referred to in the Title Commitment, Exception Documents or Survey within the ten (10) day period set forth in Section 4.3, Seller shall be given until ten (10) days after receipt of the Title Objection Notice to notify Purchaser whether or not Seller will cure, prior to Closing and at Seller's option and sole discretion but without any obligation to do so, any objection to the condition of title raised by Purchaser. If Seller notifies Purchaser that it elects not to cure any such objections or fails to timely respond, then Purchaser may, at its option execrable within five (5) days following (i) the date of receipt by Purchaser of written notice from Seller stating that Seller is unable or unwilling to cure such objections, or (ii) the expiration of said ten (10) day period set forth in this Section 4.4, whichever first occurs, either (a) accept such title as Seller can deliver, in which case all exceptions to title set forth in the Title Commitment, Exception Documents and Survey which are not removed shall be deemed to be Permitted Exceptions, or (b) terminate this Contract by notice in writing to Seller in which event the Title Company shall return the Earnest Money Deposit to Purchaser and neither party shall have any further rights, duties or obligations hereunder, except for provisions of this Contract which expressly survive termination of this Contract. In the event Purchaser fails to notify Seller, within such five (5) day period, that Purchaser has elected to proceed under either subpart (a) or (b) of the immediately preceding sentence, Purchaser shall be deemed to have elected to proceed under subpart (a), and this Contract shall remain in full force and effect. If Seller notifies Purchaser that it elects to cure any such objections but is unable to cure same by Closing, or, if Seller fails to notify Purchaser of its intentions with respect to such objections and fails to cure same by Closing, then Purchaser may, at its option, either (x) accept such title as Seller can deliver in which case the parties shall proceed with Closing and all exceptions to title set forth in the Title Commitment, Exception Documents and Survey which are not removed shall be deemed to be Permitted Exceptions, or (y) terminate this Contract by notice in writing to Seller at Closing, in which event the Title Company shall return the Earnest Money Deposit to Purchaser and neither party shall have any further rights, duties or obligations hereunder except for provisions of this Contract which expressly survive termination of this Contract. Anything in this Contract to the contrary notwithstanding any cure by Seller must be completed and the Closing must occur by October 1, 1997.

     4.5 Other Permitted Exceptions. The Permitted Exceptions shall include those matters shown in the Title Commitment and the Survey which become Permitted Exceptions pursuant to sections 4.3 and 4.4 above and, in addition, the following: (a) the Tenant Leases of not more than one (1) year terms remaining in effect at Closing to the extent shown on a certified rent roll (the "Rent Roll") delivered by Seller to Purchaser pursuant to Section 5.3 hereof and recertified and resubmitted to Purchaser as of date not more than five (5) business days prior to the Closing Date (the "Closing Rent Roll"); (b) taxes and assessments for the year in which Closing occurs and subsequent years; (c) liens and encumbrances arising after the date hereof to which Purchaser consents in writing; and (d) any liens or encumbrances of a definite or ascertainable amount not exceeding $50,000.00 consented to by Purchaser in writing, provided that (i) Seller causes such liens or encumbrances to be insured or bonded around such that same do not appear as an exception in the Title Policy issued to Purchaser pursuant to the Commitment, and (ii) Seller agrees to indemnify Purchaser from all claims, suits, demands, damages, losses or costs (including reasonable attorney's fees) incurred by Purchaser as a result of such liens or encumbrances.

                                  ARTICLE V.

                           INSPECTION BY PURCHASER

     5.1 Inspection Period. Purchaser shall have a period of time commencing on the Effective Date and expiring at 5:00 p.m., Dallas, Texas, time on the thirtieth (30th) day thereafter (the "Inspection Period") within which to examine the Property and all portions thereof and to conduct its feasibility study thereof. The Inspection Period shall be inclusive of the Effective Date. Seller agrees that, during the Inspection Period, Seller will allow Purchaser and Purchaser's agents access to the Property during normal business hours to conduct inspections (including the interior of all apartments), soil and engineering, hazardous waste, marketing, feasibility, zoning, code compliance, and other studies or tests and to otherwise determine the feasibility of the Property for Purchaser's intended use. Notwithstanding the foregoing, (a) the costs and expenses of Purchaser's investigation shall be borne solely by Purchaser, (b) prior to the expiration of the Inspection Period, Purchaser shall restore the Property to the condition which existed prior to Purchaser's entry thereon and investigation thereof to the extent the condition of the Property was affected (other than to a de minimis amount) by or as a result of the actions of Purchaser or its agents, contractors or representatives, (c) Purchaser shall not interfere, interrupt or disrupt the operation of Seller's business on the Property and, further, such access by Purchaser and/or its agents shall be subject to the rights of Tenants under Tenant Leases, (d) in the event the transaction contemplated by this Contract does not close for any reason, Purchaser shall deliver to Seller a descriptive listing of all tests, reports and inspections conducted by Purchaser with respect to the Property and upon Seller's written request and, subject to (i) the approval of the preparer(s) (which Purchaser will use commercially reasonable efforts to obtain, but without being obligated to incur any costs therefor) and (ii) the exculpation in writing of Purchaser from any liability for the contents thereof, deliver copies thereof to Seller, (e) Purchaser shall not permit any mechanics or materialman's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted pursuant to this
Section 5.1, (f) Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property, and (g) Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the Closing of the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its agents and employees from divulging such information to any third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers. Purchaser shall indemnify, defend and hold Seller harmless for, from and against any claims, liabilities, causes of action, damages, liens, losses, costs and expenses (including, without limitation, attorney's fees) incident to, resulting from or in any way arising out of any of Purchaser's and its agent's, contractor's and representative's activities on the Property, including, without limitation, any tests or inspections conducted by Purchaser or its agents, contractors or representatives on the Property. The agreements contained in this Section 5.1 shall survive the Closing and not be merged therein and shall also survive any termination of this Contract.

     5.2 Approval of Inspections. If Purchaser determines prior to the expiration of the Inspection Period, that the Property is not satisfactory to Purchaser for any reason, then Purchaser may deliver written notice of such determination to Seller within such Inspection Period, given in accordance with the provisions of Section 13.1 hereof, stating that Purchaser is not satisfied with the condition of the Property, in which event the Title Company shall return the Earnest Money Deposit to Purchaser and neither party shall have any further rights or liabilities hereunder, except for provisions of this Contract which expressly survive termination of this Contract. If Purchaser does not timely deliver written notice of termination within such Inspection Period, the conditions of this Section 5.2 shall be deemed satisfied, and Purchaser shall be deemed to have approved the condition of the Property and may not thereafter terminate this Contract pursuant to this Section 5.2.

     5.3  Matters to be Delivered by Seller.

          (a) No later than five (5) business days after the Effective Date, Seller shall deliver to Purchaser the following items (collectively, the "Submission Mattress") to the extent the same are available to the Seller:

               (i) Unaudited operating statements for the calendar years 1995 and 1996, year-to-date operating statements, and the approved management company operating budget for 1997;

               (ii) A copy of real and personal property tax bills and paid receipts for the last two (2) calendar years;

               (iii) A current inventory of all Personalty owned by Seller and attached to or located the Land or Improvements;

               (iv) Copies of any and all service, maintenance, management or other contracts relating to the ownership and operation of the Property;

               (v) A certificate of fire, hazard, extended coverage, liability and other insurance policies held by Seller with respect to the Property;

               (vi) Copies of all Tenant Leases (to be made available to Purchaser and reviewed at the Property);

               (vii) Copies of all written notices, citations, demands or the like from any governmental persons or entities, relating to the environmental or physical condition, flooding or drainage of the Land, Improvements or Personalty included within the Property which have been received by Seller within the twelve (12) months prior to the Effective Date;

               (viii) A list of all personnel, with job titles and salaries, employed by Seller or its property management company working on a full-time basis at the Property;

               (ix) A list of all insurance claims filed with respect to the Property within the twelve (12) months prior to the Effective Date;

               (x) Copies of all licenses and permits held by Seller with respect to the Property;

               (xi) A current Rent Roll for the Property, certified to Seller's current actual knowledge as being true and correct in all material respects as of the date of such Rent Roll with an updated version, dated no earlier than one (1) week prior to Closing;

               (xii) A copy of the form currently used for Tenant Leases with respect to the Property, which Seller shall continue to use until Closing (provided, that Seller may make commercially reasonable changes to such form with respect to any Tenant Leases signed by Seller between the Effective Date and the Closing Date);

               (xiii) Any environmental, construction or engineering studies regarding the Property which Seller has in its possession.

          (b) Seller will also allow Purchaser to review copies of documents (including, without limitation, work orders) with respect to the Property which are maintained at Seller's management office at the Property.

                                 ARTICLE VI.

           REPRESENTATIONS AND WARRANTIES; DISCLAIMERS AND WAIVERS

     6.1 Representations and Warranties of Purchaser. Purchaser and each of the persons executing this Contract on its behalf represents and warrants to Seller as of the date hereof and as of the Closing Date as follows:

          (a) Purchaser is a limited liability company, duly organized and validly existing under the laws of the State of Delaware;

          (b) Purchaser has full right and authority to enter into this Contract and to consummate the transactions contemplated herein;

          (c) Each of the persons executing this Contract on behalf of Purchaser is authorized to do so; and

          (d) This Contract constitutes a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms.

     6.2 Representations and Warranties of Seller. Seller represents and warrants to Purchaser as of the date hereof and as of the Closing Date as follows:
          (a) Seller is a limited partnership validly existing and duly organized under the laws of the State of California;

          (b) Seller has full right and authority to enter into this Contract and to consummate the transactions contemplated herein;

          (c) Each of the persons executing this Contract on behalf of Seller is authorized to do so;

          (d) This Contract constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms;

          (e) To the Seller's current actual knowledge, there is no pending litigation with respect to the Property and, to Seller's current actual knowledge, no litigation has been threatened against Seller with respect to the Property;

          (f) To the Seller's current actual knowledge, the 1995, 1996 and 1997 year-to-date operating statements provided by Seller are true and correct in all material respects;

          (g) Except to the extent delivered to Purchaser or as set forth in any environmental reports delivered to or obtained by Purchaser with respect to the Property, Seller has not received any written notice from any governmental authority that there is, and Seller has no current actual knowledge of, any presence, release, threat of release, placement on or in the Property, or the generation, transportation, storage, treatment or disposal at the Property, of any hazardous substance in violation of applicable laws (as used herein "Hazardous substance" means any matter giving rise to liability under the Resources Conservation Recovery Act (ARCRA"), 42 U.S.C. Section 6901 et seq., as amended, the Comprehensive Environmental Response, Compensation and Liability Act (ACERCLA"), 42 U.S.C. Section 9601, et seq., as amended, or generally any substances or materials which are categorized as hazardous or toxic, including, without limitation, any contaminant, oil, gasoline or other petroleum hydrocarbons, radioactive or other material, the removal of which is required or the maintenance of which is prohibited or penalized by any local, state or federal agency, authority or governmental unit pursuant to any local, state or federal law, statute, ordinance, rule or regulation);

          (h) Seller has not received written notice of any special assessments with respect to the Property which are not shown on the tax statements delivered to Purchaser;

          (i) To the Seller's current actual knowledge, Seller has received no written notice that the Property is not in compliance with applicable zoning, building, fire or other municipal codes; and

          (j) To the Seller's current actual knowledge, Seller has received no written notice that the Property is in violation of any laws applicable to the Property.

As used herein, the term Seller's current actual knowledge, or similar terms and phrases, shall mean and refer to only the current actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability.
As used herein, the term "Designated Representative" shall refer to David S. Sherbal and Paula Hawley.

     6.3 NO ADDITIONAL REPRESENTATIONS OR WARRANTIES OF SELLER. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SPECIFIED IN THIS CONTRACT OR THE SPECIAL WARRANTY DEED OR THE BILL OF SALE TO BE DELIVERED AT CLOSING, SELLER HAS NOT MADE, AND SELLER HEREBY SPECIFICALLY DISCLAIMS, ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, OR CONCERNING, (a) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, AND THE SUITABILITY THEREOF AND OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY ELECT TO CONDUCT THEREON; (b) THE EXISTENCE, NATURE AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, RIGHT TO POSSESSION OR USE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION OR OTHER MATTER AFFECTING TITLE TO THE PROPERTY; OR (c) WHETHER THE USE OR OPERATION OF THE PROPERTY COMPLIES WITH ANY AND ALL LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENT OR OTHER REGULATORY BODY. PURCHASER AGREES TO ACCEPT THE PROPERTY AND ACKNOWLEDGES THAT THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE BY SELLER ON AN AAS IS, WHERE IS, AND WITH ALL FAULTS" BASIS. PURCHASER EXPRESSLY ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE EXPRESSLY SPECIFIED HEREIN OR IN THE BILL OF SALE AND EXCEPT FOR ANY WARRANTY OF TITLE CONTAINED IN THE SPECIAL WARRANTY DEED AND IN THE BILL OF SALE TO BE DELIVERED BY SELLER TO PURCHASER AT CLOSING, SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE TO BE SET FORTH IN THE SPECIAL WARRANTY DEED AND BILL OF SALE), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PREMISES WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF ANY INFORMATION (INCLUDING, WITHOUT LIMITATION, THE SUBMISSION MATTERS) PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SPECIFIED IN ANY WRITTEN INSTRUMENT DELIVERED BY SELLER TO PURCHASER, SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW REGARDING OR WITH RESPECT TO ANY SUCH INFORMATION (INCLUDING, WITHOUT LIMITATION, THE SUBMISSION MATTERS) PROVIDED OR TO BE PROVIDED BY SELLER REGARDING THE PROPERTY.

     FURTHER, AND WITHOUT IN ANY WAY LIMITING ANY OTHER PROVISION OF THIS CONTRACT, EXCEPT AS EXPRESSLY SET FORTH IN THIS CONTRACT, SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION, WARRANTY OR GUARANTY, AND HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PRESENCE OR DISPOSAL ON OR BENEATH THE PROPERTY (OR ANY PARCEL IN PROXIMITY THERETO) OF HAZARDOUS SUBSTANCES OR MATERIALS WHICH ARE CATEGORIZED AS HAZARDOUS OR TOXIC UNDER ANY LOCAL, STATE OR FEDERAL LAW, STATUTE, ORDINANCE, RULE OR REGULATION PERTAINING TO ENVIRONMENTAL OR SUBSTANCE REGULATION, CONTAMINATION, CLEANUP OR DISCLOSURE (INCLUDING, WITHOUT LIMITATION, ASBESTOS) AND SELLER SHALL HAVE NO LIABILITY TO PURCHASER THEREFOR. WITHOUT LIMITATION OF THE PRECEDING SENTENCE, SELLER SPECIFICALLY DISCLAIMS ANY REPRESENTATION, WARRANTY OR GUARANTY REGARDING THE ACCURACY OF ANY ENVIRONMENTAL REPORTS WHICH MAY BE INCLUDED WITHIN THE SUBMISSION MATTERS. BY ACCEPTANCE OF THIS CONTRACT AND THE SPECIAL WARRANTY DEED TO BE DELIVERED BY SELLER AT THE CLOSING, PURCHASER ACKNOWLEDGES THAT PURCHASER'S OPPORTUNITY FOR INSPECTION AND INVESTIGATION OF THE PROPERTY (AND OTHER PARCELS IN PROXIMITY THERETO) WILL BE ADEQUATE TO ENABLE PURCHASER TO MAKE PURCHASER'S OWN DETERMINATION WITH RESPECT TO THE PRESENCE OR DISPOSAL ON OR BENEATH THE PROPERTY (AND OTHER PARCELS IN PROXIMITY THERETO) OF SUCH HAZARDOUS SUBSTANCES OR MATERIALS, AND PURCHASER ACCEPTS THE RISK OF THE PRESENCE OR DISPOSAL OF ANY SUCH SUBSTANCES OR MATERIALS. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER UNLESS CAUSED BY SELLER'S ACTS OR OMISSIONS.

     PURCHASER, AND ANYONE CLAIMING, BY, THROUGH OR UNDER PURCHASER, HEREBY FULLY RELEASES AND DISCHARGES SELLER, ITS EMPLOYEES, OFFICERS, DIRECTORS, PARTNERS, REPRESENTATIVES AND AGENTS, AND THEIR RESPECTIVE PERSONAL REPRESENTATIVES, HEIRS, SUCCESSORS AND ASSIGNS FROM ANY COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION DEFECTS, ERRORS, OMISSION, OR OTHER CONDITIONS AFFECTING THE PROPERTY; PROVIDED, THAT THIS SHALL NOT RELEASE SELLER FROM CLAIMS, IF ANY, ARISING AS A RESULT OF ANY WRITTEN REPRESENTATION OR WARRANTY OF SELLER BEING FALSE WHEN MADE. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO UNKNOWN AND SUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION. THIS COVENANT RELEASING SELLER SHALL BE BINDING UPON PURCHASER, ITS PERSONAL REPRESENTATIVES, HEIRS, SUCCESSORS AND ASSIGNS.

     THE PROVISIONS OF THIS SECTION 6.3 (INCLUDING, WITHOUT LIMITATION, THE WAIVER AND RELEASE OF CLAIMS CONTAINED HEREIN) SHALL SURVIVE THE CLOSING OR EARLIER TERMINATION OF THIS CONTRACT.

     6.4 No Reliance on Documents. Except as expressly stated herein or in any written instrument delivered by Seller to Purchaser in connection herewith, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information (including, without limitation, the Submission Matters) delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information (including, without limitation, the Submission Matters) delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser.

     6.5 Effect and Survival of Disclaimers. Seller has informed and hereby does inform Purchaser that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article VI. Seller and Purchaser agree that the provisions of this Article VI shall survive Closing.

                                 ARTICLE VII.

                   CONDITIONS PRECEDENT TO PURCHASER'S AND
                             SELLER'S PERFORMANCE

     7.1 Conditions to Purchaser's Obligations. Purchaser's obligation under this Contract to purchase the Property is subject to the fulfillment of each of the following conditions (any or all of which may be waived by Purchaser):

          (a) The representations and warranties of Seller contained herein shall be true, accurate and correct as of the Closing Date;

          (b) Seller shall be ready, willing and able to deliver title to the Property in accordance with the terms and conditions of this Contract; and

          (c) Seller shall have delivered all the documents and other items required pursuant to Section 8.2(a), and shall have performed, in all material respects, all other covenants, undertakings and obligations, and complied with all conditions required by this Contract to be performed or complied with by the Seller at or prior to the Closing.
     7.2 Conditions to Seller's Obligations. Seller's obligation under this Contract to sell the Property to Purchaser is subject to the fulfillment of each of the following conditions (all or any of which may be waived by Seller):

          (a) the representations and warranties of Purchaser contained herein shall be true, accurate and correct as of the Closing Date; and

          (b) Purchaser shall have delivered the funds required hereunder and all the documents to be executed by Purchaser set forth in Section 8.2(b) and shall have performed, in all material respects, all other covenants, undertakings and obligations which are for the benefit of Seller, and complied with all conditions required by this Contract to be performed or complied with by Purchaser at or prior to Closing.

                                ARTICLE VIII.

                                   CLOSING

     8.1 Time and Place. The consummation of the purchase and sale of the Property (the "Closing") shall take place at the office of the Title Company (it being contemplated that the Closing will occur by the delivery of Closing documents into escrow with the Title Company) on the fifteenth (15th) day after the end of the Inspection Period, or at such earlier date and time as Purchaser and Seller may mutually agree (the "Closing Date").

     8.2  Items to be Delivered at the Closing.

          (a) Seller. At the Closing, Seller shall deliver, or cause to be delivered, to the Title Company, for recording or delivery to the Purchaser, as applicable, each of the following items:

               (i) A standard form Texas Owner Policy of Title Insurance with survey exception limited to "Shortages" in area," dated no earlier than the date of the filing of the deed described in Section 8.2(a)(ii) hereof, issued by the Title Company, and insuring Purchaser's title in the amount of the Purchase Price, subject only to the Permitted Exceptions (the "Title Policy").

               (ii) A Special Warranty Deed duly executed and acknowledged by Seller in the form attached hereto as Exhibit B and made a part hereof for all purposes sufficient to convey to Purchaser good and indefeasible title to the Property free and clear of all liens and encumbrances except for the Permitted Exceptions.

               (iii) An Assignment and Assumption of Leases (the "Assignment of Leases") duly executed and acknowledged by Seller in the form attached hereto as Exhibit C and made a part hereof for all purposes.

               (iv) A Blanket Conveyance, Bill of Sale and Assignment ("Bill of Sale") duly executed by Seller in the form attached hereto as Exhibit D and made a part hereof for all purposes.

               (v) All keys and master keys to all locks located on the Property that are in Seller's possession.

               (vi) All original Tenant Leases that are in Seller's possession together with the Notice Letters (as hereinafter defined) addressed to the Tenants of the Property.

               (vii) Original counterparts of all service contracts that are in Seller's possession and which are to be assumed by Purchaser.

               (viii) A Non-Foreign Affidavit in the form attached hereto as Exhibit E and made a part hereof for all purposes.

               (ix) All amounts owing to Purchaser by Seller under Article IX hereof.

               (x) Evidence satisfactory to Purchaser and the Title Company that the person or persons executing this Contract and the closing documents on behalf of Seller have full right, power and authority to do so.

               (XI) A rent roll prepared with respect to the Property in the form normally prepared by Seller which shall be certified, to Seller's knowledge, as being true and correct in all material respects as of a date not more than five (5) business days prior to Closing.

               (xii) Other items reasonably requested by the Title Company for the sale of the Property in accordance with this Contract or for administrative requirements for consummating the Closing.

     (b) Purchaser. At the Closing, Purchaser shall deliver to the Title Company, for recording or delivery to Seller, as applicable, each of the following items:

               (i)  The cash portion of the Purchase Price in Current Funds.

               (ii) The Assignment of Leases, duly executed and acknowledged by Purchaser.

               (iii)     The Bill of Sale, duly executed by Purchaser.

               (iv) Such additional funds in cash or Current Funds, as may be necessary to cover Purchaser's share of the closing costs and prorations hereunder.

               (v) Evidence satisfactory to Seller and the Title Company that the person or persons executing this Contract and the closing documents on behalf of Purchaser have full right, power and authority to do so.

               (vi) The Notice Letters duly executed by Purchaser.

               (vii) Purchaser and Seller shall, at Purchaser's sole expense, execute and deliver a letter (the "Notice Letter") to each Tenant who is listed on the Rent Roll delivered at Closing, by certified mail, return receipt requested (unless hand delivery is permitted by law in which case the Notice Letters may be hand delivered by Purchaser), which letter shall state that the Property has been sold to Purchaser; that the tenant's security deposit has been delivered to Purchaser; that Purchaser accepts responsibility for tenant's security deposit; the exact dollar amount of the tenant's security deposit; and appropriate instructions in relation to the payment of future rentals and the giving of notice; all in the manner required by '92.105(b) of the Texas Property Code.

     8.3 Costs of Closing. Except as otherwise herein provided, the escrow fees of the Title Company, any and all recording costs, documentary stamp taxes, deed taxes, transfer taxes or other similar taxes, fees or assessments, and any and all premiums and other costs relating to the Title Policy, and all costs of obtaining the Survey, shall all be paid equally by Seller and Purchaser. Any costs, including, without limitation, recording costs, loan fees and attorneys' fees, relating to (a) any financing obtained by the Purchaser for the purchase of the Property, and/or (b) any documentary stamp taxes, deed taxes, transfer taxes, intangible taxes, mortgage taxes or other similar taxes, fees or assessments incurred in connection with any such financing shall be borne and paid exclusively by Purchaser. All other expenses incurred by Seller and Purchaser with respect to the Closing, including, but not limited to, the attorneys' fees and costs and expenses incurred in connection with negotiating, preparing and closing the transaction contemplated by this Contract, shall be borne and paid exclusively by the party incurring same, unless otherwise expressly provided in this Contract.

     8.4 Perorations. All normal and customarily proratable items, including, without limitation, rents, operating expenses and other expenses and fees (excluding leasing commissions), and payments relating to any agreements affecting the Property which survive the Closing, shall be prorated as of the Closing Date, Seller being charged and credited for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied Deposits under Tenant Leases in the possession of Seller, if any, shall be transferred by Seller to Purchaser at the Closing. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the year of Closing, shall be prorated to the date of Closing, based upon actual days involved. In connection with the proration of real property taxes or installments of assessments, such proration shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year for the figures which are unavailable for the year of Closing. The proration shall be final and unadjustable except as provided in the following paragraph. The provisions of this Section 8.4 shall survive the Closing.

     If any of the items subject to proration under the foregoing provisions of this Section 8.4 cannot be prorated at the Closing because of the unavailability of the information necessary to compute such proration, or if any material errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Probation Period") from the Closing Date until the later of (a) one hundred twenty (120) days after the Closing Date, or (b) December 31, 1997. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

     8.5 Possession and Closing. Possession of the Property shall be delivered to Purchaser by Seller at the Closing, subject to the Permitted Exceptions and the rights of the Tenants. Purchaser shall make its own arrangements for the provision of public utilities to the Property and Seller shall terminate its contracts with such utility companies that provide services to the Property.

     8.6  Delinquent Rent.

          (a) Application of Delinquent Rent. If on the Closing Date any Tenant is in arrears in the payment of any rent under any Tenant Lease (the "Delinquent Rent") payable by it, any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (A) first, to the period of time on or after the Closing Date, and (B) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. The provisions of this Section 8.6(a) shall survive the Closing. Any delinquent rent shall be shown on all Rent Rolls and the Closing Rent Roll (as of the respective date of such rent rolls) provided by Seller pursuant to the terms hereof.

          (b) Collection of Delinquent Rent. After the Closing, Seller shall continue to have the right, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant, and the delivery of the Assignment of Leases [as defined in Section 8.2(a)(iii)] shall not constitute a waiver by Seller of such right, but Seller shall have no right to evict or otherwise affect any Tenant's use, occupancy, lease or possession of the Property. Purchaser agrees to cooperate with Seller in connection with all efforts by Seller to collection such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser shall not be required to do anything which would be detrimental to its landlord-tenant relationship with any Tenant or which would prejudice Purchaser's own rights at law, in equity or pursuant to any Tenant Lease. The provisions of this Section 8.6(b) shall survive the Closing.

                                 ARTICLE IX.

                           CONDEMNATION OR CASUALTY

     9.1  Condemnation.

          (a) In the event that all or any substantial portion of the Property is condemned or taken by eminent domain or conveyed by deed in lieu thereof, or if any condemnation proceeding is commenced for all or any substantial portion of the Property, prior to Closing, Purchaser may elect to terminate this Contract by written notice thereof to Seller within ten
     (10) days after Seller notifies Purchaser of the condemnation, taking or deed in lieu or institution of such condemnation proceeding. If Purchaser does not terminate this Contract as aforesaid, then both parties shall proceed to close the transaction contemplated herein pursuant to the terms hereof, in which event Seller shall, except as limited in Section 9.1(b) hereof, at its option deliver to Purchaser at the Closing any proceeds actually received by Seller attributable to the Property from such condemnation, eminent domain proceeding or deed in lieu thereof or assign its interest in and to any such proceeds, and there shall be no reduction in the Purchase Price.

          (b) For the purpose of this Section 9.1(a), a "Substantial portion" of the Property shall be deemed to be any portion of the Property with either a fair market value or replacement cost in an amount equal to or greater than $300,000.00.

     9.2  Casualty.

          (a) In the event that all or any substantial portion of the Property shall be damaged or destroyed by fire or other casualty prior to Closing, Purchaser may terminate this Contract by written notice thereof to Seller within ten (10) days after Seller notifies Purchaser of the casualty. If Purchaser does not terminate this Contract as aforesaid, then both parties shall proceed to close the transaction contemplated herein pursuant to the terms hereof, in which event Seller shall, except as limited in Section 9.2(b) hereof, deliver to Purchaser at the Closing any insurance proceeds actually received by Seller attributable to the Property from such casualty (except for proceeds previously used to repair the Property) and assign to Purchaser all of Seller's right, title and interest in and to any claims which Seller may have under the insurance policies covering the Property, and the Purchase Price will be reduced by the amount of any insurance deductible. In the event less than a substantial portion of the Property shall be damaged or destroyed by fire or other casualty prior to Closing, then the parties shall proceed in accordance with the second sentence in this Section 9.2(a).

          (b) For the purposes of Section 9.2(a), a "Substantial portion" of the Property shall be deemed to be any portion of the Property with either a fair market value or replacement cost in an amount equal to or greater than $300,000.00.
                                  ARTICLE X.

                            DEFAULTS AND REMEDIES

     10.1 Default by Purchaser. If Seller shall not be in default hereunder and Purchaser refuses or fails to consummate the Closing under this Contract for reasons other than as expressly set forth in Section 4.4, Section 5.2 or Article IX hereof or other than due to a failure of a condition precedent to Purchaser's obligation to close as set forth in Section 7.1 hereof, Seller shall, as its sole and exclusive remedy, terminate this Contract in which event neither party shall have any further rights, duties, or obligations hereunder except for provisions of this Contract which expressly survive the termination hereof, and Seller shall be entitled to receive or retain the Earnest Money Deposit as liquidated damages (Seller and Purchaser hereby acknowledging that the amount of damages in the event of Purchaser's default is difficult or impossible to ascertain but that such amount is a fair estimate of such damage). Notwithstanding anything contained in this Section to the contrary, in the event of any breach by Purchaser of any express covenant, representation or indemnity herein contained, which expressly survives the Closing or termination of this Contract, Seller shall have any and all rights and remedies available at law or in equity by reason of such default.

     10.2 Default by Seller. If Purchaser shall not be in default hereunder and if Seller refuses or fails to consummate the Closing under this Contract other than due to a termination permitted hereunder or a failure of a condition precedent to Seller's obligation to close as set forth in Section 7.2 hereof, Purchaser may, at Purchaser's sole option, as its sole and exclusive remedies, either (a) terminate this Contract in writing in which event neither party shall have any further rights, duties or obligations hereunder except for provisions of this Contract which expressly survive the termination hereof, and Purchaser shall be entitled to a refund of the Earnest Money Deposit, or (b) enforce specific performance of this Contract against Seller. In no event shall Seller be liable to Purchaser for any damages, including, without limitation, any actual, punitive, speculative or consequential damages or damages for loss of opportunity or lost profit.

     10.3 Attorney's Fees. If it shall be necessary for either Purchaser or Seller to employ an attorney to enforce its rights pursuant to this Contract, the non-prevailing party shall reimburse the prevailing party for its reasonable attorney's fees.

                                 ARTICLE XI.

                            BROKERAGE COMMISSIONS

     11.1 Brokerage Commission. Seller and Purchaser each represent to the other that it has had no dealings with any broker, finder or other party concerning the purchase of the Property. Seller hereby agrees to pay at Closing reimbursement of costs and expenses and other charges and amounts due to Insignia Capital Advisors, Inc., arising out of any agreement executed by
Seller.   Seller agrees to indemnify Purchaser and hold Purchaser harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorneys' fees and expenses) arising out of or paid or incurred by Purchaser by reason of any claim to any brokers', finder's or other fee in connection with this transaction by any party claiming by, through or under Seller. Purchaser agrees to indemnify Seller and hold Seller harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorneys' fees and expenses) arising out of or paid or incurred by Seller by reason of any claim to any broker's, finder's or other fee in connection with this transaction by any party claiming by, through or under Purchaser. Notwithstanding anything to the contrary contained herein, the indemnities set forth in this Article XI shall survive the Closing.

     Purchaser hereby acknowledges that at the time of the execution of this Contract, Purchaser is advised by this writing that Purchaser should have an abstract covering the Property examined by an attorney of Purchaser's own selection, or that Purchaser should be furnished with or obtain an owner policy of title insurance.

                                 ARTICLE XII.

                OPERATION OF THE PROPERTY PRIOR TO THE CLOSING

       Between the Effective Date and the Closing Date, Seller shall (a) lease, operate, manage and enter into contracts with respect to the Property, in the same manner done by Seller prior to the date hereof (provided, however, that without the prior consent of Purchaser, Seller shall not enter into any service contract that cannot be terminated with thirty (30) days notice); and (b) advise Purchaser of the commencement of any litigation, condemnation or other judicial or administrative proceedings affecting the Property of which Seller has current actual knowledge.

                                ARTICLE XIII.

                                MISCELLANEOUS

     13.1 Notices. Any notice provided or permitted to be given under this Contract must be in writing and may be served by (a) depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivering the same in person to such party via a hand delivery service, Federal Express or any other nationally recognized courier service that provides a return receipt showing the date of actual delivery of same to the addressee thereof, or (c) facsimile transmission with confirmation of receipt to the party sending same, if a copy is deposited in the United States Mail as provided in 13.1(a) above.

Notice given in accordance herewith shall be effective upon receipt at the address of the addressee. For purposes of notice, the addresses of the parties shall be as follows:

          If to Seller:  SUMMERHILL Properties, L.P.
                         One Insignia Financial Plaza
                         P.O. Box 1089
                         Greenville, South Carolina 29602
                         Attention:  David S. Sherbal
                         Facsimile No.:  864/239-1066
                         Telephone No.:  864/239-2815

          With a copy to:Liechty & McGinnis, P.C.
                         10440 North Central Expressway, Suite 1100
                         Dallas, Texas 75231
                         Attention:  Lorne O. Liechty, Esq.
                         Facsimile No.:  214/265-0615
                         Telephone No.:  214/265-0008

          If to Purchaser:McNeil Capital Limited Liability Company
                         13760 Noel Road, Suite 600, LB 70
                         Dallas, Texas 75240
                         Attention:  Blake Clemens
                         Facsimile No.:  972/448-5700
                         Telephone No.:  972/448-5800

          With a copy to:Barbara Smith, Esq.
                         13760 Noel Road, Suite 600, LB 70
                         Dallas, Texas 75240
                         Facsimile No.:  972/448-5711
                         Telephone No.:  972/448-5800

          If to Title
          Company:       Chicago Title Insurance Company
                         139 Spring Creek Village, Suite 2-C
                         Dallas, Texas 75248
                         Attention:  J. David Griffin
                         Facsimile No.:  972/960-8708
                         Telephone No.:  972/960-1644

     13.2 GOVERNING LAW. THIS CONTRACT IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF TEXAS, AND THE LAWS OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS CONTRACT.

     13.3 Entirety and Amendments. This Contract embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the transaction described herein, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

     13.4 Parties Bound. Subject to the provisions of Section 13.5 hereof, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective heirs, personal representatives, successors and assigns.

     13.5 Assignment. This Contract may be assigned in whole or in part by Purchaser to any person or entity controlling, controlled by or under common control with Purchaser without the prior written consent of Seller, provided that no such assignment shall relieve Purchaser of its liabilities or obligations under this Contract, including post-closing indemnification's contained herein. Any assignment of this Contract by Purchaser other than as provided foregoing shall, at Seller's option, be null and void and of no effect.

     13.6 Headings. Headings used in this Contract are used for reference purposes only and do not constitute substantive matter to be considered in construing the terms of this Contract.

     13.7 Survival. Except as otherwise expressly provided herein, no representations, warranties, covenants, acknowledgments or agreements contained in this Contract shall survive the Closing of this Contract and the delivery of the Special Warranty Deed by Seller to Purchaser.

     13.8 Interpretation. The parties acknowledge that each party and its counsel have reviewed this Contract, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Contract or any amendments or exhibits hereto. In case any one or more of the provisions contained in this Contract shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Contract shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein. When the context in which words are used in this Contract indicates that such is the intent, words in the singular number shall include the plural and vice versa, and words in the masculine gender shall include the feminine and neuter genders and vice versa.

     13.9 Exhibits. All references to "Exhibits" contained herein are references to exhibits attached hereto, all of which are hereby made a part hereof for all purposes.

     13.10 Time of Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract and Closing hereunder.

     13.11 Multiple Counterparts. This Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Contract, it shall not be necessary to produce or account for more than one such counterpart.

     13.12 Risk of Loss. Risk of loss or damage to the Property, or any part thereof, by fire or any other casualty from the date this Contract is fully executed up to the time of delivering the special warranty deed transferring title to the Property to the Purchaser will be on the Seller and, thereafter, will be on the Purchaser.

     13.13 Effective Date. As used herein, the term "Effective Date" shall mean for all purposes in this Contract the date on which the Title Company acknowledges receipt of an original of the Contract executed by Purchaser and Seller with all changes, if any, to the printed portion of this Contract initialed by Purchaser and Seller.

     13.14 Business Days. All references to 'business days' contained herein are references to normal working business days, i.e., Monday through Friday of each calendar week, exclusive of federal and national bank holidays. In the event that any event hereunder is to occur, or a time period is to expire, on a date which is not a business day, such event shall occur or such time period shall expire on the next succeeding business day.

     13.15 No Recordation of Contract. In no event shall this Contract or any memorandum hereof be recorded in the public records of the place in which the Property is situated, and any such recordation or attempted recordation shall constitute a breach of this Contract by the party responsible for such recordation or attempted recordation.

     IN WITNESS WHEREOF, the undersigned have executed this Contract this 31st day of July, 1997, to be effective as of the Effective Date.

                              SELLER:

                              SUMMERHILL PROPERTIES, L.P.,
                              a California limited partnership

                              By:  Century Summerhill, Inc.,
                                   a California corporation
                                   which is its general partner


                              By:    /s/William H. Jarrard, Jr.

                              Its:   President

                              Dated: July 30, 1997


                              PURCHASER:

                              McNEIL CAPITAL LIMITED LIABILITY
                              COMPANY, a Delaware limited liability
                              company

                              By:    /s/Ron Taylor

                              Its:   President

                              Dated: July 29, 1997





                       RECEIPT OF EARNEST MONEY DEPOSIT
                        AND AGREEMENT OF TITLE COMPANY


     Chicago Title Insurance Company (the "Title Company"), located at 139 Spring Creek Village, Suite 2-C, Dallas, Texas 75248, hereby acknowledges the receipt of one (1) fully signed and executed copy of this Contract.

     Upon receipt, the Title Company agrees to hold the Earnest Money Deposit in escrow as escrow agent for the benefit of Seller and Purchaser and to dispose of the Earnest Money Deposit in strict accordance with the terms and provisions of this Contract.

                              CHICAGO TITLE INSURANCE COMPANY


                              By:    /s/J. David Griffin

                              Name:  J. David Griffin

                              Title: Escrow Officer

                              Dated: July 31, 1997
                                  EXHIBIT A

                             PROPERTY DESCRIPTION


                  [Attach legal description of the Property]

                                  EXHIBIT B

                            SPECIAL WARRANTY DEED

STATE OF TEXAS      '
                    '    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS    '

     SUMMERHILL PROPERTIES, a California limited partnership (hereinafter called "Grantor"), for and in consideration of the sum of TEN AND No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by ______________________, a ______________ (hereinafter called "Grantee"), whose mailing address is 13760 Noel Road, Suite 600, LB 70, Dallas, Texas 75240, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD AND CONVEYED and by these presents does GRANT, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in Dallas, Dallas County, Texas, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with Grantor's rights and interests in all improvements, structures and fixtures located thereon and all rights, titles and interests of Grantor appurtenant thereto (all of the above-described properties being hereinafter collectively referred to as the "Property"). This conveyance is made and accepted subject to (a) general real estate taxes on the Property for the current year which Grantee assumes and agrees to pay, (b) zoning laws and regulations and ordinances of municipal and other governmental authorities, if any, affecting the Property, and (c) the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (all of the foregoing being hereinafter collectively referred to as the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions.

     GRANTEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SPECIFIED IN THE CONTRACT OF SALE BETWEEN GRANTOR, AS SELLER, AND McNEIL CAPITAL LIMITED LIABILITY COMPANY, GRANTEE'S ASSIGNOR, AS PURCHASER, DATED JULY ___, 1997 (THE "CONTRACT"), THIS SPECIAL WARRANTY DEED OR THE BILL OF SALE OF EVEN DATE HEREWITH, GRANTOR HAS NOT MADE, AND GRANTOR HEREBY SPECIFICALLY DISCLAIMS, ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, OR CONCERNING, (a) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, AND THE SUITABILITY THEREOF AND OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY ELECT TO CONDUCT THEREON; (b) THE EXISTENCE, NATURE AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, RIGHT TO POSSESSION OR USE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION OR OTHER MATTER AFFECTING TITLE TO THE PROPERTY; AND (c) WHETHER THE USE OR OPERATION OF THE PROPERTY COMPLIES WITH ANY AND ALL LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENT OR OTHER REGULATORY BODY. GRANTEE AGREES TO ACCEPT THE PROPERTY AND ACKNOWLEDGES THAT THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE BY GRANTOR ON AN AS IS, WHERE IS, AND WITH ALL FAULTS" BASIS. GRANTEE EXPRESSLY ACKNOWLEDGES THAT EXCEPT AS OTHERWISE EXPRESSLY SPECIFIED HEREIN OR IN THE CONTRACT OR IN THE BILL OF SALE, AND, EXCEPT FOR THE WARRANTY OF TITLE CONTAINED IN THIS SPECIAL WARRANTY DEED AND IN THE BILL OF SALE, GRANTOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, WITH RESPECT TO THE PROPERTY INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN GRANTOR'S WARRANTY OF TITLE SET FORTH IN THIS SPECIAL WARRANTY DEED AND IN THE BILL OF SALE), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PREMISES WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF ANY INFORMATION (INCLUDING, WITHOUT LIMITATION, THE SUBMISSION MATTERS DESCRIBED IN THE CONTRACT OF SALE) PROVIDED BY OR ON BEHALF OF GRANTOR TO GRANTEE OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. GRANTEE ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY SPECIFIED IN ANY WRITTEN INSTRUMENT DELIVERED BY GRANTOR TO GRANTEE, GRANTOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW REGARDING OR WITH RESPECT TO ANY SUCH INFORMATION (INCLUDING, WITHOUT LIMITATION, THE SUBMISSIONS MATTERS) PROVIDED OR TO BE PROVIDED BY GRANTOR REGARDING THE PROPERTY.

     FURTHER, AND WITHOUT IN ANY WAY LIMITING ANY OTHER PROVISION OF THIS SPECIAL WARRANTY DEED, GRANTOR HAS MADE AND MAKES NO REPRESENTATION, WARRANTY OR GUARANTY, AND HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PRESENCE OR DISPOSALS ON OR BENEATH THE PROPERTY (OR ANY PARCEL IN PROXIMITY THERETO) OF HAZARDOUS SUBSTANCES OR MATERIALS WHICH ARE CATEGORIZED AS HAZARDOUS OR TOXIC UNDER ANY LOCAL, STATE OR FEDERAL LAW, STATUTE, ORDINANCE, RULE OR REGULATION PERTAINING TO ENVIRONMENTAL OR SUBSTANCE REGULATION, CONTAMINATION, CLEANUP OR DISCLOSURE (INCLUDING, WITHOUT LIMITATION, ASBESTOS) AND SHALL HAVE NO LIABILITY TO GRANTEE THEREFOR. WITHOUT LIMITATION OF THE PRECEDING SENTENCE, GRANTOR SPECIFICALLY DISCLAIMS ANY REPRESENTATION, WARRANTY OR GUARANTY REGARDING THE ACCURACY OF ANY ENVIRONMENTAL REPORTS WHICH MAY BE INCLUDED WITHIN THE SUBMISSION MATTERS. BY ACCEPTANCE OF THIS SPECIAL WARRANTY DEED, GRANTEE ACKNOWLEDGES THAT GRANTEE'S OPPORTUNITY FOR INSPECTION AND INVESTIGATION OF THE PROPERTY (AND OTHER PARCELS IN PROXIMITY THERETO) HAVE BEEN ADEQUATE TO ENABLE GRANTEE TO MAKE GRANTEE'S OWN DETERMINATION WITH RESPECT TO THE PRESENCE OR DISPOSAL ON OR BENEATH THE PROPERTY (AND OTHER PARCELS IN PROXIMITY THERETO) OR SUCH HAZARDOUS SUBSTANCES OR MATERIALS, AND GRANTEE ACCEPTS THE RISK OF THE PRESENCE OR DISPOSAL OF ANY SUCH SUBSTANCES OR MATERIALS. GRANTEE AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEANUP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF GRANTEE.

     GRANTEE, AND ANYONE CLAIMING, BY, THROUGH OR UNDER GRANTEE, HEREBY FULLY RELEASES AND DISCHARGES GRANTOR, ITS EMPLOYEES, OFFICERS, DIRECTORS, PARTNERS, REPRESENTATIVES AND AGENTS, AND THEIR RESPECTIVE PERSONAL REPRESENTATIVES, HEIRS, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, DAMAGE OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION DEFECTS, ERRORS, OMISSIONS, OR OTHER CONDITIONS AFFECTING THE PROPERTY; PROVIDED, THAT THIS SHALL NOT RELEASE GRANTOR FROM CLAIMS, IF ANY, ARISING AS A RESULT OF ANY EXPRESS WRITTEN REPRESENTATION OR WARRANTY OF GRANTOR CONTAINED IN THE CONTRACT BEING FALSE WHEN MADE. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO UNKNOWN AND SUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION. THIS COVENANT RELEASING GRANTOR SHALL BE BINDING UPON GRANTEE, ITS PERSONAL REPRESENTATIVES, HEIRS, SUCCESSORS AND ASSIGNS.

     Current ad valorem taxes on the Property having been prorated, Grantee hereby assumes the payment thereof.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor to be effective for all purposes as of the _____ day of _____________, 1997.

                              GRANTOR:

                              SUMMERHILL PROPERTIES, L.P.,
                              a California limited partnership


                              By:______________________________________

                              Its:_____________________________________

                              Dated:___________________________________


STATE OF ____________    '
                         '
COUNTY OF __________     '

     This instrument was acknowledged before me on this _____ day of _____________, 1997, by _______________________________,
_________________________________ of _________________________________________,
a ____________________________, acting in its capacity as general partner of Summerhill Properties, L.P., a California limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said ____________________.


                              _________________________________________
                              Notary Public, State of ____________

My Commission Expires:
____________________          ___________________________________
                              Printed Name of Notary Public



GRANTEE'S ADDRESS:
________________________
________________________
                                  EXHIBIT A

                             PROPERTY DESCRIPTION


                  [Attach legal description of the Property]


                                  EXHIBIT B

                             PERMITTED EXCEPTIONS

                 [Attach list of Permitted Exceptions created
                in accordance with the terms of the Contract]

                                  EXHIBIT C

                     ASSIGNMENT AND ASSUMPTION OF LEASES

STATE OF TEXAS      '
                    '    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS    '

     That, SUMMERHILL PROPERTIES, L.P., a California limited partnership ("Assignor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, to Assignor in hand paid, the receipt and legal sufficiency of which are hereby acknowledged, hereby transfers, assigns and sets over unto ______________ ________________, a __________________________
("Assignee"), all of the right, title and interest of Assignor in and to all leases of, and security deposits and prepaid rents relating to space in (together, the "Leases") the real property described on Exhibit A, attached hereto and made a part hereof for all purposes.

     TO HAVE AND TO HOLD the Leases, together with any and all of the rights and appurtenances thereto in anywise belonging to Assignor (excluding the right to receive rents paid under the Leases and which accrued before the date of this Assignment), unto Assignee and Assignee's successors and assigns forever, and Assignor does hereby bind Assignor and Assignor's legal representatives and successors, to WARRANT AND FOREVER DEFEND all and singular the Leases unto Assignee and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

     In consideration of the foregoing assignment, Assignee hereby assumes, and agrees to perform all of the obligations of Assignor under the Leases, including, but not limited to, the obligation to refund any security deposits and the payment of any deferred leasing commissions that become payable after the date of this Assignment with respect to any of the Leases, and indemnifies Assignor and holds Assignor harmless from all loss, cost, liability and expense arising out of or in connection with the Leases to the extent the same are based on circumstances arising on or after the date hereof. Assignee takes the Leases subject to any existing defaults thereunder, but, to the extent required by that certain Contract of Sale dated _____________, 1997, between Assignor and McNeil Capital Limited Liability Company, shall pay to Assignor monies collected from tenants who owe delinquent rents that have accrued as of the date of this Assignment until all of such delinquent rents have been paid. Assignor hereby agrees to indemnify and hold Assignee harmless from all loss, cost, liability and expense arising out of or in connection with the Leases to the extent the same are based on circumstances arising prior to the date hereof.

     EXECUTED effective as of this _____ day of _________, 1997.

                              ASSIGNOR:

                              SUMMERHILL PROPERTIES, L.P.,
                              a California limited partnership


                              By:_______________________________________

                              Its:______________________________________

                              Dated:____________________________________


                              ASSIGNEE:

                                     _______________________________

                              Dated:________________________________


STATE OF ____________    '
                         '
COUNTY OF __________     '

     This instrument was acknowledged before me on this _____ day of _____________, 1997, by _______________________________,
_________________________________ of _________________________________________,
a ____________________________, acting in its capacity as general partner of Summerhill Properties, L.P., a California limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said ____________________.


                              _________________________________________
                              Notary Public, State of ____________

My Commission Expires:
___________________             ________________________________________
                              Printed Name of Notary Public


STATE OF ____________    '
                         '
COUNTY OF __________     '

     This instrument was acknowledged before me on this _____ day of _____________, 1997, by _______________________________,
_________________________________ of _________________________________________,
a ____________________________, acting in its capacity as general partner of _________________________________________, a ___________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said ____________________.


                              _________________________________________
                              Notary Public, State of ____________

My Commission Expires:
____________________                 ______________________________________
                                      Printed Name of Notary Public


                                  EXHIBIT A

                             PROPERTY DESCRIPTION


                  [Attach legal description of the Property]


                                  EXHIBIT D

               BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT

STATE OF TEXAS      '
                         '    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS    '

     By a Special Warranty Deed (the "Deed") of even date with the date hereof, SUMMERHILL PROPERTIES, L.P., a California limited partnership ("Seller"), conveyed to ________________________, a _______________ ("Purchaser"), the real property (the "Real Property") described on Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements located thereon.

     As consideration for (a) the conveyance of the Real Property, (b) the conveyance of the personal property described herein, and (c) the assignments contained herein, Purchaser has paid the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to the Seller.

     NOW, THEREFORE, for the consideration above specified, the receipt and sufficiency of which are expressly acknowledged:

     1. The Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET-OVER and DELIVERED, and by these presents does hereby GRANT, CONVEY, SELL, TRANSFER, SET-OVER and DELIVER unto the Purchaser, all of Seller's right, title and interest in and to all items of tangible personal property located on or attached to the Real Property including, without limitation, all items of personal property described on Exhibit B hereto (all of the property described in this paragraph 1 is hereinafter referred to as the "Personal Property") (the Real Property and Personal Property sometimes collectively referred to herein as the "Property").

     2. The Seller has ASSIGNED, TRANSFERRED and SET-OVER, and by these presents does ASSIGN, TRANSFER and SET-OVER unto the Purchaser (to the extent they are assignable) all of its right, title and interest in and to all service contracts listed on Exhibit C hereto, all bonds, warranties and guaranties in Seller's possession which relate to the Real Property or Personal Property.

     PURCHASER ACCEPTS THE PROPERTY DESCRIBED IN THIS DOCUMENT (THE "PROPERTY"), AND ACKNOWLEDGES THAT THE CONVEYANCE OF THE PROPERTY TO PURCHASER IS MADE BY SELLER, ON AN AAS IS, WHERE IS, AND WITH ALL FAULTS" BASIS. PURCHASER EXPRESSLY ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE SPECIAL WARRANTY DEED FROM SELLER, AS GRANTOR, TO PURCHASER, AS GRANTEE, OF EVEN DATE HEREWITH, OR IN THE CONTRACT OF SALE BETWEEN SELLER AND McNEIL CAPITAL LIMITED LIABILITY COMPANY, DATED _____________, 1997, OR ANY DOCUMENTS DELIVERED PURSUANT THERETO, SELLER MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE PROPERTY REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH HEREIN AND IN THE ABOVE DESCRIBED SPECIAL WARRANTY DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY.

     Purchaser hereby assumes and agrees to perform from the effective date hereof forward all of the covenants and obligations contained in the contracts assigned hereunder (to the extent such contracts are listed on Exhibit C hereto and remain in force) which are to be performed by Seller and hereby indemnifies Seller and agrees to hold Seller harmless from and against all liability, cost, loss, damage or expense, including reasonable attorney's fees, suffered or incurred by Seller as a result of any alleged failure of Purchaser to perform such covenants or obligations.

     This Blanket Conveyance, Bill of Sale and Assignment is binding and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

     TO HAVE AND TO HOLD the Property unto Purchaser, its successors and assigns forever, and Seller does hereby bind itself, its successors and assigns, to forever WARRANT AND DEFEND the title to the Property unto Purchaser, its successors and assigns, against any person whomsoever lawfully claiming, or to claim the same or any part thereof, by, through or under Seller, but not otherwise.

     EXECUTED effective as of the ______ day of __________, 1997.

                              SELLER:

                              SUMMERHILL PROPERTIES, L.P.,
                              a California limited partnership


                              By:________________________________

                              Its:_______________________________

                              Dated:_____________________________


                              PURCHASER:

                                    _________________________________

                              Dated:_________________________________


                                  EXHIBIT A

                             PROPERTY DESCRIPTION


                  [Attach legal description of the Property]


                                  EXHIBIT B

                          LIST OF PERSONAL PROPERTY


                                  EXHIBIT C

                       LIST OF CONTRACTS TO BE ASSIGNED
                                  EXHIBIT E

                            NON-FOREIGN AFFIDAVIT


STATE OF TEXAS      '
                         '    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS    '

     On this date, SUMMERHILL PROPERTIES, L.P., a California limited partnership (ASeller@), has sold and conveyed certain real property situated in Dallas, Dallas County, Texas, to _______________________, a ______________
("Purchaser"). Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. Real Property Interest must withhold tax if the transferor is a foreign person. To inform Purchaser that withholding of tax is not required upon the disposition of a U.S. Real Property Interest by Seller, the undersigned hereby certifies the following on behalf of Seller:

     1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2.   Seller's U.S. Employer Identification Number is
_______________________; and

     3. Seller's office address is One Insignia Financial Plaza, Greenville, South Carolina 29602.

     Seller understands that this certification may be disclosed to the Internal Revenue Service by Purchaser and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

     Executed this ______ day of ______________, 1997.

                              SELLER:

                              SUMMERHILL PROPERTIES, L.P.,
                              a California limited partnership


                              By:____________________________

                              Its:___________________________

                              Dated:_________________________


STATE OF ____________    '
                         '
COUNTY OF __________     '

     This instrument was acknowledged before me on this _____ day of _____________, 1997, by _______________________________,
_________________________________ of _________________________________________,
a ____________________________, acting in its capacity as general partner of Summerhill Properties, L.P., a California limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said ____________________.


                              ____________________________________
                              Notary Public, State of ____________

My Commission Expires:
____________________          _____________________________
                              Printed Name of Notary Public